SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               -----------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 1998


                                99 CENTS ONLY STORES
              (Exact Name of Registrant as Specified in Charter)


          California                  1-11735                  95-2411605
 (State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)            Identification No.)


                           4000 Union Pacific Avenue
                      City of Commerce, California  90023
                   (Address of Principal Executive Offices)

                                (213) 980-8145
                        (Registrant's Telephone Number)


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ITEM 5.     OTHER EVENTS
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     Reference is made to the press releases of Registrant, issued on April
20, 1998 and April 21, 1998, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. A copy of each of the press releases is attached to this Form 8-K as Exhibits 99.1. and 99.2.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 21, 1998                  99 CENTS ONLY STORES



                                By: /s/JEFF GOLD
                               -------------------------------
                                Jeff Gold
                                Senior Vice President of Real Estate
                                And Information Systems
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                                 EXHIBIT INDEX

EXHIBITS
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99.1        Press Release dated April 20, 1998

99.2        Press Release dated April 21, 1998